STEIN ROE BALANCED FUND


                        SEMIANNUAL REPORT o MARCH 31,2002




[LOGO: STEIN ROE MUTUAL FUNDS]

CONTENTS



From the President                                              1
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Performance Summary                                             2
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Portfolio Manager's Report                                      3
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Investment Portfolio                                            7
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Financial Statements                                           18
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Notes to Financial Statements                                  24
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Financial Highlights                                           34
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Transfer Agent                                                 41
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NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT


[PHOTO OF: Keith T. Banks]


Dear Shareholder:

In the six months since our last report, investors have witnessed a turnaround in the economy and the stock market. Over the period, the S&P 500 Index has managed to recover all of the ground that it lost in the wake of the events of September 11, 2001. Some of the sectors hurt most in the downturn of the third quarter, such as airlines and insurance stocks, bounced back strongly in the fourth quarter. Although the rise of bond prices has slowed in the past four months, many sectors of the bond market have continued to deliver solid gains.

     Large company stocks generally lagged small- and mid-cap stocks and growth lagged value. This performance reflects a historical trend that certain market segments tend to benefit when the economy emerges from recession. A steadily growing economy has also been good for the high yield bond market: as credit quality strengthens, these investments should become less risky on a relative basis. And, stabilizing interest rates have favored the mortgage market as a wave of refinancings, which peaked last fall, has finally slowed.

     In the report that follows, your portfolio manager will talk about the events of the period and the fund's performance in greater detail. As always, we thank you for investing in Stein Roe funds.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President
Stein Roe Mutual Funds


Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

PERFORMANCE SUMMARY


Average annual total return (%)
Period ended March 31, 2002

                                 6-month
                               (cumulative)   1-year     5-year    10-year
--------------------------------------------------------------------------------
Stein Roe Balanced Fund            5.52        -1.10      5.61      8.32
--------------------------------------------------------------------------------
S&P 500 Index                      10.99       0.24       10.18     13.25
--------------------------------------------------------------------------------
Lehman Brothers (LB)
 Aggregate Bond Index              0.14        5.35       7.57      7.38
--------------------------------------------------------------------------------
Morningstar(R) Domestic
 Hybrid Category                   6.38        1.60       7.02      9.11
--------------------------------------------------------------------------------

(C)2002 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

INVESTMENT COMPARISONS

Value of a $10,000 Investment, March 31, 1992 to March 31, 2002

[LINE CHART DATA]:

                                                                      Unmanaged Blend
            Stein Roe     Morningstar                  LB Aggregate  (MSCI World [60%]
            Balanced    Domestic Hybrid     S&P 500         Bond    & LB Aggregate Bond
              Fund         Category          Index         Index      [40%] Indexes)

3/92      $  10,000.0    $  10,000.0    $  10,000.0    $  10,000.0    $  10,000.0
             10,115.0       10,089.5       10,293.0       10,072.0       10,110.4
             10,346.6       10,211.8       10,343.4       10,262.4       10,426.8
             10,210.1       10,132.6       10,189.3       10,404.0       10,269.7
             10,521.5       10,431.2       10,605.0       10,616.2       10,368.1
             10,528.8       10,353.5       10,388.7       10,723.5       10,557.9
             10,583.6       10,483.9       10,511.3       10,851.1       10,549.4
             10,528.5       10,479.7       10,547.0       10,706.7       10,321.5
             10,746.5       10,700.6       10,905.6       10,711.0       10,429.5
             10,933.5       10,859.8       11,039.8       10,879.2       10,544.7
             11,065.8       11,027.1       11,132.5       11,088.1       10,646.8
             11,257.2       11,129.2       11,283.9       11,282.1       10,869.8
3/93         11,528.5       11,344.5       11,522.0       11,329.5       11,255.6
             11,377.5       11,265.6       11,243.2       11,408.8       11,597.2
             11,485.6       11,434.5       11,543.4       11,423.6       11,763.5
             11,580.9       11,557.4       11,576.8       11,630.4       11,784.4
             11,620.3       11,608.2       11,530.5       11,696.7       11,955.7
             11,966.6       11,940.9       11,967.5       11,901.4       12,369.4
             12,124.5       11,988.0       11,875.4       11,933.5       12,240.0
             12,313.7       12,123.0       12,121.2       11,977.7       12,461.5
             12,088.3       11,962.7       12,006.0       11,875.9       11,985.1
             12,281.7       12,181.2       12,151.3       11,940.0       12,363.0
             12,620.7       12,469.6       12,564.5       12,101.2       12,926.0
             12,456.6       12,231.5       12,224.0       11,890.6       12,735.0
3/94         11,916.0       11,822.6       11,692.2       11,596.9       12,272.1
             11,869.5       11,839.4       11,841.9       11,504.1       12,469.3
             11,848.2       11,882.4       12,034.9       11,503.0       12,487.0
             11,740.4       11,692.8       11,740.0       11,477.7       12,453.2
             11,983.4       11,939.2       12,125.1       11,706.1       12,692.3
             12,312.9       12,211.2       12,621.0       11,720.1       12,937.5
             12,166.4       12,012.0       12,313.1       11,547.9       12,649.9
             12,100.7       12,070.1       12,588.9       11,537.5       12,872.2
             11,701.4       11,805.6       12,130.7       11,512.1       12,502.1
             11,775.1       11,893.9       12,310.2       11,591.5       12,608.1
             11,915.2       12,037.7       12,629.0       11,821.0       12,577.9
             12,206.0       12,381.7       13,120.3       12,102.4       12,802.7
3/95         12,422.0       12,603.2       13,507.4       12,176.2       13,214.4
             12,676.7       12,838.7       13,904.5       12,346.6       13,571.3
             12,947.9       13,253.6       14,459.3       12,824.5       13,834.1
             13,181.0       13,489.4       14,794.7       12,918.1       13,867.2
             13,453.9       13,793.6       15,284.4       12,889.7       14,289.0
             13,634.1       13,898.4       15,322.6       13,045.6       14,145.9
             13,930.0       14,196.0       15,969.2       13,172.2       14,454.6
             13,725.2       14,157.1       15,911.8       13,343.4       14,376.1
             14,189.1       14,564.5       16,608.7       13,543.6       14,768.0
             14,443.1       14,784.9       16,929.2       13,733.2       15,115.0
             14,797.0       15,056.5       17,504.8       13,823.8       15,323.5
             15,124.0       15,101.2       17,667.6       13,583.3       15,285.0
3/96         15,338.8       15,153.6       17,837.2       13,488.2       15,408.6
             15,343.4       15,290.1       18,099.4       13,412.7       15,611.7
             15,501.4       15,471.3       18,564.6       13,385.8       15,608.1
             15,464.2       15,486.8       18,635.1       13,565.2       15,730.1
             15,105.4       15,093.6       17,811.5       13,601.8       15,379.0
             15,475.5       15,344.5       18,187.3       13,578.7       15,482.0
             15,997.0       15,861.1       19,209.4       13,815.0       15,967.5
             16,433.7       16,142.3       19,739.6       14,121.7       16,161.2
             17,096.0       16,811.6       21,229.9       14,363.1       16,844.4
             16,906.2       16,666.5       20,809.6       14,229.6       16,611.1
             17,467.5       17,091.7       22,108.1       14,273.7       16,758.7
             17,268.4       17,127.9       22,282.8       14,309.4       16,897.8
3/97         16,924.8       16,691.8       21,369.2       14,150.5       16,610.8
             17,344.5       17,091.6       22,642.8       14,362.8       17,051.6
             18,064.3       17,778.5       24,026.2       14,499.2       17,801.6
             18,593.6       18,269.2       25,095.4       14,671.8       18,467.1
             19,657.1       19,227.4       27,090.5       15,067.9       19,203.8
             18,961.3       18,759.0       25,573.4       14,939.8       18,268.4
             19,772.8       19,460.0       26,972.3       15,159.5       19,022.5
             19,411.0       19,139.2       26,071.4       15,379.3       18,426.2
             19,632.3       19,390.8       27,278.5       15,450.0       18,669.3
             19,858.0       19,614.8       27,747.7       15,606.1       18,881.6
             19,991.1       19,729.2       28,052.9       15,805.8       19,311.6
             20,562.8       20,462.5       30,075.5       15,793.2       20,183.3
3/98         21,060.5       21,007.6       31,615.4       15,846.9       20,788.6
             21,085.7       21,138.3       31,937.9       15,929.3       20,960.2
             20,815.8       20,944.6       31,388.6       16,080.6       20,835.5
             21,105.2       21,245.8       32,662.9       16,217.3       21,230.1
             21,029.2       20,985.6       32,316.7       16,251.3       21,217.2
             19,147.1       19,349.5       27,647.0       16,516.2       19,358.5
             19,798.1       20,052.9       29,419.1       16,902.7       19,736.2
             20,635.5       20,732.3       31,808.0       16,813.1       20,870.7
             21,392.8       21,415.6       33,735.5       16,909.0       21,747.9
             22,276.4       22,089.8       35,678.7       16,959.7       22,497.9
             22,840.0       22,425.8       37,170.0       17,080.1       22,888.7
             22,296.4       21,823.9       36,014.1       16,781.2       22,340.4
3/99         22,675.4       22,291.3       37,454.6       16,873.5       23,025.9
             22,970.2       22,898.5       38,904.1       16,927.5       23,687.1
             22,609.6       22,587.1       37,986.0       16,778.5       23,006.7
             23,448.4       23,136.2       40,086.6       16,724.8       23,743.0
             23,012.2       22,795.9       38,839.9       16,652.9       23,661.3
             22,888.0       22,576.6       38,645.7       16,644.6       23,625.7
             22,915.4       22,339.8       37,586.8       16,837.7       23,536.7
             23,566.2       22,899.8       39,966.1       16,900.0       24,431.9
             23,877.3       23,202.8       40,777.4       16,898.3       24,926.0
             25,009.1       24,000.0       43,175.1       16,817.2       26,361.5
             24,341.3       23,416.1       41,007.7       16,761.7       25,212.2
             24,426.5       23,619.6       40,232.7       16,964.5       25,341.5
3/00         25,865.3       24,674.7       44,167.4       17,188.4       26,711.4
             24,983.3       24,262.1       42,838.0       17,138.6       25,850.4
             24,396.2       24,006.2       41,959.8       17,130.0       25,364.5
             25,335.4       24,459.9       42,992.0       17,486.3       26,127.2
             25,211.3       24,391.4       42,321.3       17,645.5       25,649.4
             26,497.0       25,431.7       44,949.5       17,901.3       26,354.1
             25,559.0       24,927.4       42,576.1       18,014.1       25,376.2
             25,316.2       24,811.7       42,397.3       18,133.0       25,116.7
             24,065.6       23,921.0       39,056.4       18,430.4       24,149.5
             24,448.3       24,498.4       39,247.8       18,773.2       24,555.1
             24,934.8       24,970.7       40,641.1       19,081.0       25,007.2
             23,421.2       24,007.4       36,938.7       19,247.0       23,603.7
3/01         22,477.4       23,238.2       34,600.5       19,343.3       22,594.1
             23,354.0       24,136.3       37,285.5       19,262.0       23,656.5
             23,230.2       24,274.9       37,535.3       19,377.6       23,495.4
             22,914.3       23,974.3       36,623.2       19,451.2       23,028.9
             22,948.6       23,954.5       36,264.3       19,887.0       22,998.8
             22,072.0       23,348.9       33,997.7       20,115.7       22,366.7
             21,069.9       22,241.2       31,254.1       20,351.0       21,197.8
             21,337.5       22,698.3       31,851.1       20,776.3       21,617.3
             22,216.6       23,475.0       34,294.1       20,489.6       22,287.7
             22,250.0       23,600.6       34,595.8       20,358.5       22,322.6
             21,998.5       23,415.8       34,090.7       20,523.4       21,957.5
             21,774.2       23,220.8       33,432.8       20,722.5       21,916.2
3/02         22,238.0       23,660.0       34,690.0       20,378.0       22,407.0



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future investment results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. The above illustration assumes a $10,000 investment made on March 31, 1992, and reinvestment of income and capital gains distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The Morgan Stanley Capital International
(MSCI) World Index is an unmanaged index that tracks the performance of global stocks.

Unlike the mutual fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index.

The fund's return is also compared to the average return of the funds included in the Morningstar Domestic Hybrid Category average ("Morningstar Average"). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Sales charges are not reflected in the Morningstar average.

PORTFOLIO MANAGER'S REPORT

Fund Commentary


COMMENTARY FROM HARVEY B. HIRSCHHORN
PORTFOLIO MANAGER OF
STEIN ROE BALANCED FUND




Fund performance

     Concerns about US corporate profit quality and the visibility of earnings growth down the road, along with overseas holdings that lagged their US counterparts, hurt Stein Roe Balanced Fund in the six months ended March 31, 2002. The fund returned 5.52% compared to the Lehman Brothers Aggregate Bond Index return of 0.14% and the S&P 500 Index return of 10.99%. The fund also lagged the Morningstar(R) Domestic Hybrid Category return of 6.38%.


--------------------------------------------------------------------------------
[text inset]:

Investment Objective and Strategy:

The Fund invests all of its assets in SR&F Balanced Portfolio (Portfolio) as part of a master fund/feeder fund structure. The Portfolio allocates its investments among common stocks and securities convertible into common stocks, bonds and cash. The Portfolio invests primarily in well-established companies that have large market capitalizations. The Portfolio may invest up to 25% of its assets in foreign stocks. The Portfolio also invests at least 25% of its assets in bonds. The Portfolio purchases bonds that are "investment-grade" - that is, within the four highest investment grades assigned by a nationally recognized statistical rating organization. The Portfolio may invest in unrated bonds if the advisor believes that the securities are investment-grade quality. The advisor sets the Portfolio's asset allocation between stocks, bonds and cash. The advisor may change the allocation from time to time based upon economic, market and other factors that affect investment opportunities.

Fund Inception:

August 25, 1949

Net Assets:

$167.9 million
--------------------------------------------------------------------------------


A surprisingly strong recovery

     During the past six months the US economy recovered from a mild recession. Consumer spending helped fuel an economic rebound which, in turn, lifted the stock market out of the tailspin brought about by the events of September 11. Mortgage rates were low, and the extra cash that consumers netted through refinancing homes at advantageous rates helped. However, the damage inflicted by the Enron scandal and a rash of bankruptcies raised skepticism about accounting practices and earnings quality, which rattled the stock market in the first quarter of 2002. At the beginning of this period, the fund had a small position in Enron, which has since been eliminated.

A shift in strategy

     During the period, we reduced the fund's exposure to fixed income investments when long-term interest rates dropped below 5% and used the proceeds to add to our equity investments: We decreased fixed income from 41% to 38% and we raised domestic equities from 45% to 68%. Approximately 10% of the fund was invested in foreign equities and the balance was in cash.


----------------------------------------------
[text inset]:

Top 10 EQUITY HOLDINGS
(% of net assets)
-----------------
Citigroup                     6.7
General Electric              6.0
Bank of America               2.8
Wal-Mart Stores               2.4
Exxon Mobil                   2.3
BP PLC                        2.3
Intel                         2.1
Microsoft                     1.6
American International
   Group                      1.4
Pfizer                        1.4

Holdings are calculated as a percentage
of net assets. Since the fund is
actively managed, there can be no
guarantee the portfolio will continue to
maintain these holdings in the future.
---------------------------------------------


     A position in Enron hurt the fund. The stock was not a major part of the fund's holdings and was sold at $2.90, well above the stock's March 28 close of $0.195. Even so, the company's collapse cost the fund one-half of one percentage point in overall performance. Other stocks also suffered from earnings quality concerns. Our position in electricity producer Calpine (0.4% of net assets), for instance, cost the fund one-quarter of one percentage point of return.


-------------------------------------
[text inset]:

Top bond sectors
(% of net assets)
-----------------

Government agencies
  & obligations              12.6
Corporate bonds & notes      16.0
Non-agency mortgage-backed
  & asset-backed securities   6.5
-------------------------------------


     Anticipating that lower interest rates would spark consumer-driven economic improvement, we increased our exposure to consumer discretionary and materials sectors. A position in wood products company Georgia-Pacific (0.7% of net assets) and in the gold mining company Barrick Gold (0.5% of net assets) both did well and helped offset losses in the portfolio.
     Our commitment to international stocks hurt fund performance because those holdings underperformed the S&P 500 Index--a benchmark we use to gauge the fund's performance. Lower interest rates aided US markets, an advantage overseas markets did not fully share.

     On the fixed income side, we were underweighted relative to the fund's typical asset allocation because rising interest rates clouded the outlook for bonds. We began the six-month period in October, with expectations that long-term interest rates would fall. In October and November interest rates did drop, in part the result of the US Treasury Department's decision to stop issuing the 30-year Treasury bond, and that helped performance. We reduced our fixed income holdings at that time. After interest rates rose in November and December, we began to shift our emphasis again with purchases of longer-term bonds in early 2002.


Looking ahead

     We expect the US economy to grow at an annualized pace of approximately 3.5% through the end of 2002. A good part of the recovery, we believe, will be in inventory stabilization and rebuilding. By year's end we expect an improvement in capital spending. We also believe that inflationary pressures will be mild and that corporate profits will rise modestly during the year.


-------------------------------------------------
[text inset]:

Equity Portfolio Highlights
as of 3/31/02

                                         S&P 500
                          Portfolio        Index

Number of Holdings             144          500

Dollar Weighted
  Median Market
  Capitalization ($mil)     58,820        55,512
-------------------------------------------------


     Given this economic outlook, we plan to reduce our commitment to financial and consumer-related companies and increase exposure to cyclical industries and industries that should benefit from an increase in capital spending, such as the technology sector. Although our foreign investments have lagged, we believe that they will benefit from economic recovery and plan no change to our overseas strategy.
     On the fixed income side, we expect short-term interest rates to rise through year's end, but we are optimistic that long-term interest rates should come down as productivity growth helps keep the lid on inflation. With the improvement in economic activity, we are expecting better performance from corporate bonds than for government securities.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

Past performance is no guarantee of future investment results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Portfolio holdings are as of March 31, 2002 and are subject to change.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Asset allocation (% of total investments)


[PIE CHART DATA]:

September 30, 2001

Equities                   61.5
Bonds                      36.3
Cash equivalents            2.2


March 31, 2002

Equities                   67.3
Bonds                      30.3
Cash equivalents            2.4



Economic Sector Breakdown as of 3/31/02

    Equity Portfolio
    (% of net assets)
---------------------


[BAR CHART DATA]:

Financials                          18.7
Industrials                         12.0
Information technology              10.2
Consumer discretionary               9.3
Health care                          9.1


Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdown in the future.

SR&F BALANCED PORTFOLIO
-----------------------

INVESTMENT PORTFOLIO
MARCH 31, 2002 (UNAUDITED)

Common Stocks - 77.8%                                 SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY - 9.3%
   Automobiles & Components - 0.6%
   Auto Parts & Equipment - 0.4%
   Delphi Corp.................................       43,400  $    693,966
                                                            --------------

   Automobile Manufacturers - 0.2%
   Honda Motor Co., Ltd. ......................        9,200       386,281
                                                            --------------

   Consumer Durables & Apparel - 0.3%
   Consumer Electronics - 0.3%
   Koninklijke (Royal) Philips
     Electronics N.V.   .......................       18,700       569,254
                                                            --------------

   Hotels, Restaurants & Leisure - 0.2%
   Restaurants - 0.2%
   Compass Group PLC...........................       48,000       321,457
                                                            --------------

   Media - 3.4%
   Advertising - 1.2%
   Interpublic Group of Companies, Inc. .......       45,200     1,549,456
   WPP Group PLC...............................       33,890       387,285
                                                            --------------
                                                                 1,936,741
                                                            --------------
   Broadcasting & Cable - 1.2%
   British Sky Broadcasting Group PLC (a)......       15,000       177,828
   Comcast Corp., Special Class A (a)..........       36,000     1,144,800
   Liberty Media Corp., Class A (a)............       55,000       695,200
                                                            --------------
                                                                 2,017,828
                                                            --------------
   Movies & Entertainment - 1.0%
   AOL Time Warner, Inc. (a)...................       68,700     1,624,755
                                                            --------------

   Retailing - 4.8%
   Apparel Retail - 0.2%
   Gucci Group N.V.............................        3,150       291,483
                                                            --------------

   Department Stores - 0.6%
   Kohl's Corp. (a)............................       14,800     1,053,020
                                                            --------------

   General Merchandise Stores - 2.4%
   Wal-Mart Stores, Inc. ......................       65,400     4,008,366
                                                            --------------

   Home Improvement Retail - 1.1%
   Home Depot, Inc. ...........................       38,900     1,890,929
                                                            --------------
   Internet Retail - 0.5%
   eBay, Inc. (a)..............................       14,500       821,280
                                                            --------------


See notes to investment portfolio.

                                                      SHARES         VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES - 4.1%
   Food & Drug Retailing - 0.7%
   Food Retail - 0.7%
   FamilyMart Co., Ltd.........................        7,000   $   113,448
   Safeway, Inc. (a)...........................       22,400     1,008,448
                                                            --------------
                                                                 1,121,896
                                                            --------------
   Food, Beverages & Tobacco - 1.9%
   Packaged Foods - 0.8%
   Cadbury Schweppes PLC.......................       25,300       173,941
   General Mills, Inc..........................        7,800       381,030
   Koninklijke Numico N.V......................        5,312       146,121
   Nestle SA, Registered Shares................        2,735       607,237
                                                            --------------
                                                                 1,308,329
                                                            --------------
   Soft Drinks - 0.5%
   PepsiCo, Inc. ..............................       17,800       916,700
                                                            --------------

   Tobacco - 0.6%
   Compagnie Financiere Richemont AG,
     Class A Unit .............................        8,000       184,031
   Philip Morris Companies, Inc. ..............       14,900       784,783
                                                            --------------
                                                                   968,814
                                                            --------------
   Household & Personal Products - 1.5%
   Household Products - 1.4%
   Kimberly-Clark Corp.........................       15,400       995,610
   Procter & Gamble Co. .......................       14,300     1,288,287
                                                            --------------
                                                                 2,283,897
                                                            --------------
   Personal Products - 0.1%
   Kaneka Corp.................................       22,000       142,289
                                                            --------------

ENERGY - 6.8%
   Integrated Oil & Gas - 6.4%
   Amerada Hess Corp...........................        8,600       682,496
   BP PLC, ADR ................................       71,306     3,786,349
   Conoco, Inc. ...............................       35,638     1,039,917
   Exxon Mobil Corp............................       89,128     3,906,480
   Shell Transport & Trading Co., PLC..........       70,250       522,801
   TotalFinaElf SA.............................        5,000       770,393
                                                            --------------
                                                                10,708,436
                                                            --------------
   Oil & Gas Drilling - 0.4%
   Noble Drilling Corp. (a)....................       17,100       707,769
                                                            --------------


See notes to investment portfolio.

                                                      SHARES         VALUE
--------------------------------------------------------------------------------
FINANCIALS - 18.7%
   Banks - 5.2%
   Bank of America Corp........................       67,896  $  4,618,286
   DBS Group Holdings Ltd......................       17,000       136,480
   ForeningsSparbanken AB......................       15,000       179,364
   Sumitomo Mitsui Banking Corp................       14,000        58,254
   UBS AG......................................       12,900       634,087
   UFJ Holdings, Inc...........................           19        45,545
   UniCredito Italiano S.p.A...................       50,000       216,755
   U.S. Bancorp................................       49,200     1,110,444
   Wells Fargo & Co............................       34,900     1,724,060
                                                            --------------
                                                                 8,723,275
                                                            --------------
   Diversified Financials - 9.6%
   Consumer Finance - 0.1%
   Promise Co., Ltd. ..........................        2,000        85,783
                                                            --------------

   Diversified Financial Services - 9.4%
   Ambac Financial Group, Inc..................        9,600       567,072
   Citigroup, Inc..............................      227,000    11,241,040
   Fannie Mae..................................       12,000       958,560
   Fortis......................................       21,250       471,702
   Freddie Mac.................................       18,800     1,191,356
   Lehman Brothers Holdings, Inc...............       13,300       859,712
   Nomura Holdings, Inc........................       18,000       233,243
   Sanpaolo - IMI S.p.A. (a)...................       20,000       234,687
                                                            --------------
                                                                15,757,372
                                                            --------------
   Multi-Sector Holdings - 0.1%
   AMB Generali Holding AG.....................        1,990       204,584
                                                            --------------

   Insurance - 3.9%
   Insurance Brokers - 0.6%
   Marsh & McLennan Companies, Inc.............        9,100     1,025,934
                                                            --------------

   Life & Health Insurance - 0.1%
   Aleanza Assicurazioni.......................       24,800       237,904
                                                            --------------

   Multi-Line Insurance - 1.9%
   American International Group, Inc...........       33,700     2,431,118
   CNP Assurances..............................        8,500       284,797
   Skandia Forsakrings AB......................       53,650       271,613
   Swiss Re, Registered Shares.................        1,921       176,431
                                                            --------------
                                                                 3,163,959
                                                            --------------
   Property & Casualty Insurance - 1.3%
   Berkshire Hathaway, Inc., Class A (a).......           15     1,066,500
   Radian Group, Inc...........................       18,000       883,440
   Travelers Property Casualty Corp.,
     Class A (a)  .............................        8,000       160,000
                                                            --------------
                                                                 2,109,940
                                                            --------------


See notes to investment portfolio.

                                                      SHARES         VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 9.1%
   Health Care Equipment & Services - 2.5%
   Health Care Equipment - 0.5%
   Medtronic, Inc..............................       18,900 $     854,469
                                                            --------------

   Health Care Facilities - 0.4%
   HCA - The Healthcare Co.....................       16,900       744,952
                                                            --------------

   Health Care Supplies - 0.3%
   Essilor International SA....................        6,200       221,551
   Hoya Corp. .................................        3,000       209,634
                                                            --------------
                                                                   431,185
                                                            --------------
   Managed Health Care - 1.3%
   Aetna, Inc..................................       43,900     1,704,198
   Anthem, Inc. (a)............................        8,300       477,831
                                                            --------------
                                                                 2,182,029
                                                            --------------
   Pharmaceuticals & Biotechnology - 6.6%
   Biotechnology - 0.7%
   Genentech, Inc. (a).........................        6,300       317,835
   Genzyme Corp. (a)...........................       11,800       515,306
   GlaxoSmithKline PLC.........................       17,800       419,508
                                                            --------------
                                                                 1,252,649
                                                            --------------
   Pharmaceuticals - 5.9%
   Aventis SA..................................        8,070       556,375
   Bristol-Myers Squibb Co. ...................       14,600       591,154
   Eli Lilly & Co..............................       20,000     1,524,000
   Merck & Co., Inc. ..........................       32,100     1,848,318
   Pfizer, Inc.................................       59,700     2,372,478
   Pharmacia Corp. ............................       31,500     1,420,020
   Roche Holding AG............................        3,040       235,963
   Shire Pharmaceuticals Group PLC (a).........       15,980       123,641
   Teva Pharmaceutical Industries Ltd., ADR....        2,500       136,675
   Wyeth.......................................       17,000     1,116,050
                                                            --------------
                                                                 9,924,674
                                                            --------------

INDUSTRIALS - 12.0%
   Capital Goods - 9.2%
   Aerospace & Defense - 1.2%
   General Dynamics Corp.......................       13,300     1,249,535
   Raytheon Co. (a)............................       18,800       771,740
                                                            --------------
                                                                 2,021,275
                                                            --------------
   Construction & Farm Machinery - 0.1%
   Invensys PLC................................      105,000       185,522
                                                            --------------

   Electrical Components & Equipment - 1.2%
   Emerson Electric Co.........................       33,400     1,916,826
   Ushio, Inc..................................       13,000       161,986
                                                            --------------
                                                                 2,078,812
                                                            --------------


See notes to investment portfolio.

                                                      SHARES         VALUE
--------------------------------------------------------------------------------
   Industrial Conglomerates - 6.7%
   General Electric Co. .......................      267,800  $ 10,029,110
   Siemens AG..................................        4,200       274,208
   Textron, Inc................................       19,000       970,900
                                                            --------------
                                                                11,274,218
                                                            --------------
   Commercial Services & Supplies - 1.4%
   Data Processing Services - 1.0%
   Concord EFS, Inc. (a).......................       49,900     1,659,175
                                                            --------------

   Diversified Commercial Services - 0.4%
   Bellsystem 24, Inc..........................          400       131,162
   Chubb PLC...................................      104,000       263,037
   Secom Co., Ltd..............................        5,500       242,952
                                                            --------------
                                                                   637,151
                                                            --------------

   Transportation - 1.4%
   Air Freight & Couriers - 1.2%
   FedEx Corp. (a).............................       14,400       836,640
   TPG N.V.....................................       13,642       282,990
   United Parcel Service, Inc., Class B........       13,400       814,720
                                                            --------------
                                                                 1,934,350
                                                            --------------
   Marine - 0.2%
   P & O Princess Cruises PLC..................       37,700       259,999
                                                            --------------

INFORMATION TECHNOLOGY - 10.2%
   Software & Services - 3.0%
   Application Software - 0.9%
   SAP AG......................................        2,150       325,654
   Siebel Systems, Inc. (a)....................       38,800     1,265,268
                                                            --------------
                                                                 1,590,922
                                                            --------------
   Information Technology
   Consulting & Services - 0.5%
   Cap Gemini SA...............................        2,015       149,621
   Lloyds TSB Group PLC........................       68,700       705,791
                                                            --------------
                                                                   855,412
                                                            --------------
   Systems Software - 1.6%
   Microsoft Corp. (a).........................       45,700     2,756,167
                                                            --------------

   Technology Hardware & Equipment - 7.2%
   Computer Hardware - 1.5%
   Dell Computer Corp. (a).....................       58,900     1,537,879
   Legend Holdings Ltd.........................      374,000       161,837
   Sun Microsystems, Inc. (a)..................       94,500       833,490
                                                            --------------
                                                                 2,533,206
                                                            --------------


See notes to investment portfolio.

                                                      SHARES         VALUE
--------------------------------------------------------------------------------
   Electronic Equipment & Instruments - 0.6%
   Flextronics International Ltd. (a)..........       49,000 $     894,250
   Samsung Electronics Co., Ltd., GDR (b)......        1,000       137,075
                                                            --------------
                                                                 1,031,325
                                                            --------------
   Networking Equipment - 1.4%
   Cisco Systems, Inc. (a).....................      106,200     1,797,966
   Datacraft Asia Ltd..........................       40,000        89,600
   Finisar Corp. (a)...........................       63,400       488,180
                                                            --------------
                                                                 2,375,746
                                                            --------------
   Office Electronics - 0.2%
   Canon, Inc..................................        9,000       333,786
                                                            --------------

   Semiconductor Equipment - 0.2%
   Applied Materials, Inc. (a).................        6,700       363,609
                                                            --------------

   Semiconductors - 3.2%
   ARM Holdings PLC (a)........................       29,000       117,355
   ASML Holding N.V. (a).......................        8,000       201,260
   ASML Holding N.V.,
     NY Registered Shares (a)..................       11,000       317,900
   Intel Corp..................................      116,000     3,527,560
   Taiwan Semiconductor Manufacturing
     Co., Ltd., ADR ...........................        8,000       166,000
   Texas Instruments, Inc. ....................       33,100     1,095,610
                                                            --------------
                                                                 5,425,685
                                                            --------------
   Telecommunications Equipment - 0.1%
   Nokia Oyj...................................        1,600        33,692
   Nokia Oyj, ADR..............................        8,000       165,920
                                                            --------------
                                                                   199,612
                                                            --------------

MATERIALS - 2.3%
   Chemicals - 0.8%
   Diversified Chemicals - 0.8%
   E.I. du Pont de Nemours and Co..............       23,343     1,100,622
   Shin-Etsu Chemical Co., Ltd. ...............        5,000       211,443
                                                            --------------
                                                                 1,312,065
                                                            --------------
   Metals & Mining - 0.6%
   Aluminum - 0.1%
   Pechiney SA.................................        2,720       144,670
                                                            --------------

   Gold - 0.5%
   Barrick Gold Corp...........................       48,800       905,728
                                                            --------------

   Paper & Forest Products - 0.9%
   Paper Products - 0.9%
   Georgia-Pacific Corp........................       41,700     1,248,915
   UPM-Kymmene Oyj.............................        5,225       179,205
                                                            --------------
                                                                 1,428,120
                                                            --------------


See notes to investment portfolio.

                                                      SHARES         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.8%
   Diversified Telecommunication Services - 2.1%
   Integrated Telecommunication Services - 2.1%
   AT&T Corp...................................       30,000  $    471,000
   SBC Communications, Inc.....................       38,276     1,433,053
   Telecom Italia S.p.A........................       35,300       290,078
   Verizon Communications, Inc.................       28,700     1,310,155
                                                            --------------
                                                                 3,504,286
                                                            --------------
   Wireless Telecommunication Services - 0.7%
   China Mobile Ltd. (a)(c)....................       57,000       176,130
   NTT DoCoMo, Inc.............................          100       270,767
   Telefonica SA (a)...........................       15,861       177,420
   Telefonica SA, Bonus Rights (a).............       15,861         3,590
   Vodafone Group PLC..........................       50,000        92,440
   Vodafone Group PLC, ADR.....................       26,500       488,395
                                                            --------------
                                                                 1,208,742
                                                            --------------

UTILITIES - 2.5%
   Electric Utilities - 2.4%
   Calpine Corp. (a)...........................       55,600       706,120
   Exelon Corp.................................       13,500       715,095
   National Grid Group PLC.....................       56,600       373,608
   PG&E Corp. (a)..............................       36,400       857,584
   Public Service Enterprise Group, Inc........       14,100       645,780
   Teco Energy, Inc............................       23,900       684,257
                                                            --------------
                                                                 3,982,444
                                                            --------------
   Gas Utilities - 0.1%
   Centrica PLC................................       68,200       221,080
                                                            --------------

TOTAL COMMON STOCKS
     (cost of $89,518,181).....................                130,695,306
                                                            --------------

Preferred Stock - 0.2%
--------------------------------------------------------------------------------
HEALTH CARE - 0.2%
   Health Care Equipment & Services - 0.2%
   Fresenius AG
     (cost of $393,324)........................        3,200       242,347
                                                            --------------

Bonds & Notes - 35.1%                                   Par
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 12.6%
   Federal Home Loan Mortgage Corp:
     6.500% 04/01/11-06/01/31..................  $11,141,144    11,138,984
     7.000% 07/01/28-01/01/30..................    2,183,432     2,225,777
                                                            --------------
                                                                13,364,761
                                                            --------------
   Federal National Mortgage Association,
     6.625% 09/15/09...........................    2,600,000     2,721,472
                                                            --------------


See notes to investment portfolio.

                                                         Par         Value
--------------------------------------------------------------------------------
   Government National Mortgage Association:
     6.000% 01/15/29-03/15/29.................. $  3,492,073 $   3,392,723
     8.000% 07/15/25-03/15/26..................      243,884       259,744
                                                            --------------
                                                                 3,652,467
                                                            --------------
   U.S. Treasury Notes:
     5.375% 02/15/31...........................       80,000        75,087
     6.125% 08/15/29...........................    1,325,000     1,346,743
                                                            --------------
                                                                 1,421,830
                                                            --------------
TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $20,288,142) ......................                 21,160,530
                                                            --------------

CORPORATE FIXED-INCOME BONDS & NOTES - 16.0%
   Banking & Financial Services - 7.2%
   Banks & Bank Holding Companies - 2.4%
   Citicorp,
     8.040% 12/15/19 (b).......................    1,900,000     2,026,958
   Den Danske Bank,
     6.550% 09/15/03 (b).......................    1,250,000     1,290,450
   Landwirtschaft Rentebank,
     4.875% 03/12/07...........................      750,000       730,785
                                                            --------------
                                                                 4,048,193
                                                            --------------
   Diversified Financial Services - 0.6%
   Morgan Stanley Dean Witter,
     6.100% 04/15/06...........................    1,100,000     1,118,953
                                                            --------------

   Finance Companies - 4.2%
   Countrywide Home Loans, Inc.,
     6.850% 06/15/04...........................    1,350,000     1,407,294
   Ford Motor Credit Co.,
     6.875% 02/01/06...........................    1,600,000     1,584,960
   General Electric Capital Corp.,
     6.750% 03/15/32...........................      875,000       843,789
   Household Finance Corp.,
     6.500% 01/24/06...........................    1,600,000     1,599,488
   International Lease Finance,
     6.375% 03/15/09...........................    1,250,000     1,218,575
   National Rural Utilities,
     7.250% 03/01/12...........................      350,000       349,346
                                                            --------------
                                                                 7,003,452
                                                            --------------

   Consumer Non-Durables - 1.0%
   Food, Beverages & Tobacco - 0.6%
   Safeway, Inc.,
     3.625% 11/05/03...........................    1,000,000       985,940
                                                            --------------

   Health Care - 0.4%
   Tenet Healthcare Corp.,
     5.375% 11/15/06...........................      785,000       760,618
                                                            --------------


See notes to investment portfolio.

                                                         PAR         VALUE
--------------------------------------------------------------------------------
   Energy - 0.8%
   Domestic Oil & Gas - 0.4%
   Devon Financing Corp.,
     6.875% 09/30/11...........................  $   750,000  $    732,135
                                                            --------------

   Oil & Gas Services - 0.4%
   Nexen, Inc.,
     7.875% 03/15/32...........................      750,000       698,040
                                                            --------------

   Manufacturing - 2.1%
   Paper Manufacturing - 0.9%
   Georgia Pacific Corp.,
     8.125% 05/15/11...........................      500,000       488,010
   Weyerhaeuser Co.,
     6.750% 03/15/12 (b).......................    1,000,000       981,810
                                                            --------------
                                                                 1,469,820
                                                            --------------
   Other Corporate Bonds - 1.2%
   Florida Windstorm Underwriting Association,
     7.125% 02/25/19 (b).......................    1,900,000     1,933,136
                                                            --------------

   Transportation, Communications, Electric,
   Gas & Sanitary Services - 3.4%
   Telecommunications - 1.7%
   Cable & Wireless PLC,
     8.000% 06/22/10 (b).......................      900,000       955,035
   Verizon Wireless, Inc.,
     5.375% 12/15/06(b)........................    1,250,000     1,197,300
   WorldCom, Inc.,
     8.250% 05/15/31...........................      775,000       630,858
                                                            --------------
                                                                 2,783,193
                                                            --------------
   Transportation - 1.7%
   FedEx Corp., Series A1,
     7.530% 09/23/06...........................    1,199,582     1,268,990
   United Airlines, Inc.,
     7.032% 10/01/10...........................      661,515       606,027
     9.200% 03/22/08...........................    1,024,679       919,527
                                                            --------------
                                                                 2,794,544
                                                            --------------

   Utilities - 1.5%
   Electric - 1.5%
   FirstEnergy Corp.,
     5.500% 11/15/06..........................     1,250,000     1,180,475
   Israel Electric Corp., Ltd.,
     7.750% 03/01/09 (b)......................     1,300,000     1,334,294
                                                            --------------
                                                                 2,514,769
                                                            --------------

TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $28,555,587).......................                 26,842,793
                                                            --------------


See notes to investment portfolio.

                                                         PAR         VALUE
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED &
ASSET-BACKED SECURITIES - 6.5%
   American Mortgage Trust,
     8.190% 09/27/22........................... $    548,703  $    543,211
   First Union-Chase Commercial Mortgage,
     6.645% 04/15/09...........................      500,000     1,542,269
   GS Mortgage Securities Corp.,
     6.620% 10/18/30...........................    2,000,000     2,029,639
   JP Morgan Commercial Mortgage Finance Corp.,
     6.507% 10/15/35...........................    1,600,000     1,621,500
   LB Commercial Conduit Mortgage Trust,
     6.210% 10/15/35...........................    1,000,000     1,009,688
   LB-UBS Commercial Mortgage Trust,
     6.510% 11/15/10..........................     2,000,000     2,025,000
   MBNA Master Credit Card Trust,
     6.600% 04/16/07...........................    2,100,000     2,209,674
                                                            --------------

TOTAL NON-AGENCY MORTGAGE-BACKED
& ASSET-BACKED SECURITIES
     (cost of $9,395,288)......................                 10,980,981
                                                            --------------

TOTAL BONDS & NOTES
     (cost of $58,239,017).....................                 58,984,304
                                                            --------------

Short-Term Obligation - 2.8%
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 2.8%
   UBS Financial,
     1.850% 04/01/02 (d)
     (cost of $4,615,000)......................    4,615,000     4,615,000
                                                            --------------

TOTAL INVESTMENTS - 115.9%
     (cost of $152,765,522)(e) ................                194,536,957
                                                            --------------

Other Assets & Liabilities, Net - (15.9)%.....                 (26,630,439)
                                                            --------------

Net Assets - 100.0%............................               $167,906,518
                                                            ==============


Securities Sold Short at March 31, 2002 were as follows:
                                                      SHARES
--------------------------------------------------------------------------------
   Bank of America Corp........................       67,896  $  4,618,286
   BP PLC, ADR.................................       71,306     3,786,349
   Citigroup, Inc..............................      150,000     7,428,000
   Eli Lilly & Co..............................       20,000     1,524,000
   Emerson Electric Co.........................       20,000     1,147,800
   General Electric Co.........................      210,000     7,864,500
   Intel Corp..................................       32,000       973,120
                                                            --------------
   Total Value of Securities Sold Short
     (proceeds of $15,137,914).................               $ 27,342,055
                                                            ==============


See notes to investment portfolio.

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a)  Non-income producing.
(b) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. At March 31, 2002, the value of these securities amounted to $9,856,058 or 5.9% of net assets.
(c) Represents fair value as determined under the direction of the Board of Trustees.
(d)  Rate represents yield at time of purchase.
(e) Cost for generally accepted accounting principles is $152,765,522. Cost for federal income tax purposes is $152,807,740. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax election on fixed income securities.


Long futures contract open on March 31, 2002:

                               PAR VALUE                         UNREALIZED
                              COVERED BY       EXPIRATION       DEPRECIATION
TYPE                           CONTRACTS          MONTH          AT 03/31/02
----                          ----------        ---------       ------------
10 Year U.S. Treasury Note    $1,100,000          June             $(7,055)


                  ACRONYM                  NAME
                  -------       ---------------------------
                    ADR         American Depositary Receipt
                    GDR          Global Depositary Receipt


See notes to financial statements.

SR&F BALANCED PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

Assets:
Investments, at cost.......................................   $152,765,522
                                                            --------------
Investments, at value......................................   $194,536,957
Cash.......................................................         26,820
Foreign currency (cost of $56,055).........................         56,588
Receivable for:
   Investments sold........................................        187,562
   Interest................................................        567,262
   Dividends...............................................        177,448
Deferred Trustees' compensation plan.......................            324
                                                            --------------
     Total Assets..........................................    195,552,961
                                                            --------------

Liabilities:
Securities sold short, at market value
   (proceeds of $15,137,914)(Note 1).......................     27,342,055
Payable to broker for securities sold short (Note 1).......         72,063
Payable for:
   Investments purchased...................................         89,093
   Dividends on short sales................................         37,800
   Futures variation margin................................          5,156
   Management fee..........................................         79,364
   Transfer agent fee......................................            400
   Bookkeeping fee.........................................            705
   Trustees' fee...........................................          9,508
Deferred Trustees' fee.....................................            324
Other liabilities..........................................          9,975
                                                            --------------
   Total Liabilities.......................................     27,646,443
                                                            --------------
NET ASSETS.................................................   $167,906,518
                                                            ==============


See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)


Investment Income:
Interest................................................   $   1,941,226
Dividends...............................................         771,991
                                                           -------------
   Total Investment Income
    (net of foreign taxes withheld of $447,965).........       2,713,217
                                                           -------------

Expenses:
Management fee..........................................         469,053
Bookkeeping fee.........................................           4,900
Transfer agent fee......................................           3,020
Trustees' fee...........................................           5,889
Other expenses..........................................          24,431
                                                           -------------
   Total Operating Expenses.............................         507,293
Custody earnings credit.................................          (2,264)
                                                           -------------
   Net Operating Expenses...............................         505,029
Dividend expense on short sales.........................         240,409
                                                           -------------
   Net Expenses.........................................         745,438
                                                           -------------
Net Investment Income ..................................       1,967,779
                                                           -------------


Net Realized and Unrealized Gain (Loss)
on Investments, Foreign Currency
and Futures Contracts:
Net realized gain (loss) on:
   Investments..........................................         228,095
   Foreign currency transactions........................         (36,846)
   Futures contracts....................................         (10,922)
                                                           -------------
     Net realized gain .................................         180,327
                                                           -------------
Net change in unrealized appreciation/depreciation on:
   Investments..........................................       7,409,729
   Foreign currency translations........................          (4,156)
   Futures contracts....................................          (7,055)
                                                           -------------
     Net change in unrealized appreciation/depreciation.       7,398,518
                                                           -------------
Net Gain ...............................................       7,578,845
                                                           -------------

Net Increase in Net Assets from Operations..............   $   9,546,624
                                                           -------------



See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                             (UNAUDITED)
                                             SIX MONTHS
                                                   ENDED      YEAR ENDED
                                                MARCH 31,   SEPTEMBER 30,
Increase (Decrease) in Net Assets:                  2002            2001
                                           -------------   --------------
Operations:
   Net investment income ...............   $   1,967,779   $   5,095,374
   Net realized gain on investments,
     foreign currency transactions and
     futures contracts..................         180,327      12,697,685
   Net change in unrealized appreciation/
     depreciation on investments, foreign
     currency translations and
     futures contracts..................       7,398,518     (55,412,480)
                                          --------------  --------------
   Net Increase (Decrease)
    from Operations.....................       9,546,624     (37,619,421)
                                          --------------  --------------
Transactions in Investors'
Beneficial Interest:
   Contributions........................       3,129,658          51,891
   Withdrawals..........................     (14,145,308)    (30,523,364)
                                          --------------  --------------
Net Decrease from Transactions in Investors'
     Beneficial Interest................     (11,015,650)    (30,471,473)
                                          --------------  --------------
Total Decrease in Net Assets............      (1,469,026)    (68,090,894)
Net Assets:
Beginning of period.....................     169,375,544     237,466,438
                                          --------------  --------------
End of period ..........................    $167,906,518    $169,375,544
                                          ==============  ==============




See notes to financial statements.

STEIN ROE BALANCED FUND


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)

Assets:
Investments in Portfolio, at value.........................   $167,906,416
Receivable for Fund shares sold............................         25,492
Deferred Trustees' compensation plan.......................            867
Other assets...............................................          4,422
                                                            --------------
   Total Assets............................................    167,937,197
                                                            --------------

Liabilities:
Payable for:
   Fund shares repurchased.................................         62,407
   Administration fee......................................         21,639
   Transfer agent fee......................................         21,336
   Bookkeeping fee.........................................          5,211
   Trustees' fee...........................................             64
Deferred Trustees' fee.....................................            867
Other liabilities..........................................            180
                                                            --------------
     Total Liabilities.....................................        111,704
                                                            --------------
NET ASSETS.................................................   $167,825,493
                                                            ==============

Composition of Net Assets:
Paid-in capital............................................   $138,784,391
Undistributed net investment income allocated
   from Portfolio..........................................        261,987
Accumulated net realized loss allocated from Portfolio.....       (773,794)
Net unrealized appreciation on investments allocated
   from Portfolio.........................................      29,552,909
                                                            --------------
NET ASSETS.................................................   $167,825,493
                                                            ==============
Shares outstanding.........................................      6,828,506
                                                            --------------
Net asset value, offering and redemption price per share...  $       24.58
                                                            --------------


See notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)


Investment Income:
Interest allocated from Portfolio.......................    $  1,940,990
Dividends allocated from Portfolio......................         531,540
                                                           -------------
   Total Investment Income..............................       2,472,530
                                                           -------------
Expenses:
Expenses allocated from Portfolio.......................         504,972
Administration fee......................................         127,751
Bookkeeping fee.........................................          33,135
Transfer agent fee......................................         128,017
Trustees' fee...........................................           4,327
Other expenses..........................................          40,343
                                                           -------------
   Total Expenses.......................................         838,545
                                                           -------------
Net Investment Income ..................................       1,633,985
                                                           -------------

Net Realized and Unrealized Gain (Loss)
Allocated from Portfolio:
Net realized gain allocated from Portfolio..............         179,309
Net change in unrealized appreciation/depreciation
   allocated from Portfolio.............................       7,395,912
                                                           -------------
Net Gain ...............................................       7,575,221
                                                           -------------

Net Increase in Net Assets from Operations..............    $  9,209,206
                                                           -------------


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                             (UNAUDITED)
                                             SIX MONTHS
                                                   ENDED      YEAR ENDED
                                                MARCH 31,   SEPTEMBER 30,
Increase (Decrease) in Net Assets:                  2002            2001
                                        ----------------   -------------
Operations:
Net investment income ..................  $    1,633,985   $   4,208,666
Net realized gain allocated from
   Portfolio............................         179,309      12,712,124
Net change in unrealized appreciation/
   depreciation allocated from
   Portfolio............................       7,395,912     (55,370,354)
                                          --------------  --------------
Net Increase (Decrease) from Operations.       9,209,206     (38,449,564)
                                          --------------  --------------

Distributions Declared to Shareholders:
From net investment income..............      (1,747,120)     (3,808,049)
From net realized capital gains.........     (11,575,095)    (10,849,930)
                                          --------------  --------------
Total Distributions Declared to
   Shareholders.........................     (13,322,215)    (14,657,979)
                                          --------------  --------------

Share Transactions:
Subscriptions ..........................       6,800,590       7,024,100
Distributions reinvested ...............      11,436,812      12,558,225
Redemptions ............................     (15,428,230)    (32,951,662)
                                          --------------  --------------
Net Increase (Decrease)
   from Share Transactions..............       2,809,172     (13,369,337)
                                          --------------  --------------
Total Decrease in Net Assets............      (1,303,837)    (66,476,880)

Net Assets:
Beginning of period.....................     169,129,330     235,606,210
                                          --------------  --------------
End of period...........................    $167,825,493    $169,129,330
                                          ==============  ==============

Changes in Shares:
Subscriptions ..........................         267,889         247,360
Issued for distributions reinvested.....         464,154         420,245
Redemptions ............................        (613,521)     (1,156,633)
                                          --------------  --------------
   Net Increase (Decrease)..............         118,522        (489,028)
                                          --------------  --------------


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (UNAUDITED)

NOTE 1. ACCOUNTING POLICIES


Organization:

     Stein Roe Balanced Fund (the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Balanced Portfolio (the "Portfolio"). The Fund may issue an unlimited number of shares.

     The Portfolio is a series of SR&F Base Trust, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At March 31, 2002, the Fund owned 100.0% of the Portfolio.

     The financial statements for the Portfolio are included elsewhere in this report. The Fund records daily its proportionate share of the Portfolio's income, expenses, and realized and unrealized gains (losses), In addition, the Fund accrues its own expenses.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and the Portfolio in the preparation of their financial statements.

Security valuation and transactions:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.

     Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

     Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

     The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

     Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

     Security transactions are accounted for on the date the securities are purchased, sold or mature.

     Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Securities sold short against the box:

     The Portfolio engages in selling securities short against the box: that is, enter into short sales of securities that it currently owns or has the right to acquire through conversion or exchange of other securities that it owns at no additional costs. The Portfolio may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In connection with the Portfolio's investment in short sales, the Portfolio had borrowed the proceeds on the securities sold short against the broker margin account. As a result, interest is charged on this borrowing, which is offset by interest income earned on the margin account. These amounts are included net in interest income on the Statement of Operations.

Federal income taxes:

     No provision is made for federal income taxes since (a) the Fund intends to continue to qualify as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

Interest income, debt discount and premium:

     Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

     Effective October 1, 2001, the Portfolio and the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The cumulative effect of this accounting change did not impact net assets of the Portfolio and the Fund, but resulted in reclassifications as follows, based on securities held by the Portfolio and the Fund on October 1, 2001:

                                                           Increase
                                     Decrease           Net Unrealized
                                      in Cost            Appreciation
-------------------------------------------------------------------------
SR&F Balanced Portfolio              $  68,740            $  68,740
Stein Roe Balanced Fund                 68,740               68,740

     The effect of this change, for the six months ended March 31, 2002, was as follows:

                            Decrease        Increase         Decrease
                         Net Investment   Net Realized    Net Unrealized
                             Income           Gains        Appreciation
-------------------------------------------------------------------------
SR&F Balanced
Portfolio                    $18,147         $44,669          $26,522
Stein Roe
Balanced Fund                 18,147          44,669           26,522

     The Statements of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change.

Distributions to shareholders:

     Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions:

     Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

     The Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts:

     The Portfolio may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Portfolio may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Portfolio becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

Management fee:

     Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Portfolio and receives a monthly fee as follows:

Average Daily Net Assets            Annual Fee Rate
------------------------            ---------------
   First $500 million                     0.55%
   Next $500 million                      0.50%
   Over $1 billion                        0.45%

     Nordea Securities, Inc. ("Nordea"), has been retained by the Advisor as sub-advisor to manage the day-to-day investment operations of the Portfolio. The Advisor, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.40% annually of the average daily net assets of the Portfolio. Effective January 1, 2002, Nordea Investment Management North America, Inc., an indirect wholly-owned subsidiary of Nordea AB, replaces Nordea as sub-advisor to the Fund.

     On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio. The Portfolio had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration fee:

     The Advisor also provides accounting and other services for a monthly fee paid by the Fund as follows:

Average Daily Net Assets             Annual Fee Rate
----------------------------------------------------
   First $500 million                    0.150%
   Next $500 million                     0.125%
   Over $1 billion                       0.100%

Bookkeeping fee:

     The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping

Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer agent fee:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursements for certain out-of-pocket expenses.

     The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Other:

     The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

     The Portfolio has an agreement with its custodian bank under which $2,264 of custody fees were reduced by balance credits for the six months ended
March 31, 2002. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

     For the six months ended March 31, 2002, purchases and sales of investments, other than short-term and U.S. government obligations, were $69,226,860 and $33,984,645, respectively. Purchases and sales of U.S. government obligations were $24,189,715 and $11,656,568, respectively.

     Unrealized appreciation (depreciation) at March 31, 2002, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation         $51,315,064
Gross unrealized depreciation          (9,585,847)
                                    -------------
     Net unrealized appreciation      $41,729,217
                                    =============

Other:

     There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions. In addition, concentration of investments in a single region or country may result in greater volatility.

     The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

     The Portfolio may purchase or sell futures contracts. The Portfolio will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Portfolio's Statement of Assets and Liabilities at any given time.

     Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. As of March 31, 2002, the Fund did not have any open futures contracts.

NOTE 4. LINE OF CREDIT

     The Trust and the SR&F Base Trust (collectively, the "Trusts") participate in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitles the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit are $200 million. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to the Trusts and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire line of credit at any particular time. For the six months ended March 31, 2002, the Fund had no borrowings under the agreement.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

     During the six months ended March 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial Management Associates, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $3,886.

                       This page intentionally left blank

Financial Highlights


SR&F Balanced Portfolio
-----------------------

                                                (UNAUDITED)
                                                 SIX MONTHS                                                             PERIOD
                                                      ENDED                 YEAR ENDED SEPTEMBER 30,                     ENDED
                                                  MARCH 31,    ------------------------------------------------  SEPTEMBER 30,
                                                       2002         2001         2000         1999         1998        1997(a)
                                                  ---------    ---------    ---------    ---------    ---------      ---------
Ratios to Average Net Assets:
Expenses (b)...................................     0.59%(c)       0.86%        0.74%        0.71%(d)     0.61%         0.60%(c)
Net investment income (b)......................     2.31%(c)(e)    2.50%        2.46%        2.78%(d)     3.31%         3.52%(c)
Portfolio turnover rate........................       23%(f)         47%          30%          41%          61%           21%(f)

(a)  The Portfolio commenced operations on February 3, 1997.
(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(c)  Annualized.
(d) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Portfolio's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(e) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting discount and premium on all debt securities. The effect of this change, for the six months ended March 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.33% to 2.31%. Ratios for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.
(f)  Not annualized.



34-35 [SPREAD]

Stein Roe Balanced Fund
-----------------------
Selected data for a share outstanding throughout each period is as follows:

                                                  (UNAUDITED)
                                                   SIX MONTHS
                                                        ENDED                         YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31,       ----------------------------------------------------------
                                                         2002           2001        2000        1999        1998          1997
                                                    ---------       --------   ---------   ---------    ---------    ---------
Net Asset Value, Beginning of Period.............   $   25.21       $  32.73   $   32.35   $   30.70    $   33.41    $   30.07
                                                    ---------       --------   ---------   ---------    ---------    ---------
Income From Investment Operations:
Net investment income (a)........................        0.24(b)        0.59        0.66        0.78         0.95         0.95
Net realized and unrealized gain (loss)
   on investments................................        1.14(b)       (6.05)       2.91        3.85        (0.90)        5.61
                                                    ---------       --------   ---------   ---------    ---------    ---------
   Total from Investment Operations..............        1.38          (5.46)       3.57        4.63         0.05         6.56
                                                    ---------       --------   ---------   ---------    ---------    ---------
Less Distributions Declared to Shareholders:
From net investment income.......................       (0.26)         (0.54)      (0.69)      (0.90)       (0.76)       (0.96)
From net realized gains..........................       (1.75)         (1.52)      (2.50)      (2.08)       (2.00)       (2.26)
                                                    ---------       --------   ---------   ---------    ---------    ---------
   Total Distributions Declared to Shareholders..       (2.01)         (2.06)      (3.19)      (2.98)       (2.76)       (3.22)
                                                    ---------       --------   ---------   ---------    ---------    ---------
Net Asset Value, End of Period...................   $   24.58       $  25.21   $   32.73   $   32.35    $   30.70    $   33.41
                                                    =========       ========   =========   =========    =========    =========
Total return (c).................................       5.52%(d)    (17.57)%      11.55%      15.74%        0.14%        23.60%
                                                    =========       ========   =========   =========    =========    =========
Ratios to Average Net Assets:
Expenses (e).....................................       0.98%(f)       1.30%       1.17%       1.14%(g)     1.03%        1.05%
Net investment income (e)........................       1.92%(b)(f)    2.07%       2.03%       2.35%(g)     2.90%        3.02%
Portfolio turnover rate..........................         N/A            N/A         N/A         N/A          N/A           15%(h)
Net assets, end of period (000's)................    $167,825       $169,129    $235,606    $250,690     $247,852    $ 284,846

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting discount and premium on all debt securities. The effect of this change, for the six months ended March 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.94% to 1.92%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.
(c)  Total return at net asset value assuming all distributions reinvested.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f)  Annualized.
(g) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of seven basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(h)  Prior to the commencement of operations of the Portfolio.



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TRANSFER AGENT


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Stein Roe Balanced Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.

Semiannual Report:
Stein Roe Balanced Fund




41
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[LOGO: STEIN ROE MUTUAL FUNDS]
ONE FINANCIAL CENTER
BOSTON, MA 02111-2621
800-338-2550




S31-03/369J-0302 (05/02)
02/764